Management Transition	12 Months Ended
Dec. 31, 2014
Management Transition

29    Management transition

On May 17, 2012, following a proxy contest, Mr. Fred Green left his position as President and Chief Executive Officer of the Company. That same day, Mr. Stephen Tobias, a new Board member elected at the Company’s annual shareholders meeting held on May 17, 2012, was appointed by the Board as Interim Chief Executive Officer and served in that role until June 28, 2012.

On June 28, 2012, Mr. E. Hunter Harrison was appointed by the Board as President and Chief Executive Officer. As a result of the appointment of Mr. Harrison, the Company recorded a charge of $38 million with respect to compensation and other transition costs, including $2 million of associated costs, in the second quarter of 2012. This charge was recorded in the Company’s financial statements in “Compensation and benefits” and “Purchased services and other”, in the amounts of $16 million and $22 million, respectively.

Included in this charge were amounts totalling $16 million in respect of deferred retirement compensation for Mr. Harrison and $20 million to Pershing Square Capital Management, L.P. (“Pershing Square”) and related entities. In 2012, Pershing Square and related entities owned or control approximately 14% of the Company’s outstanding shares, and two Board members, Mr. William Ackman and Mr. Paul Hilal, are partners of Pershing Square. The amount payable to Pershing Square and related entities was to reimburse them, on behalf of Mr. Harrison, for certain amounts they had previously paid to or incurred on behalf of Mr. Harrison pursuant to an indemnity in favour of Mr. Harrison in connection with losses suffered in legal proceedings commenced against Mr. Harrison by his former employer. The terms of Pershing Square’s indemnity required Mr. Harrison to return any funds advanced under the indemnity in the event he accepted employment at CP. As a result, Mr. Harrison made it a precondition of accepting the Company’s offer of employment that CP assumes the indemnity obligations and return the funds advanced by Pershing Square. As a result of the payment, the Company would have been entitled to enforce Mr. Harrison’s rights in the aforementioned legal proceedings, allowing it to recover to the extent of Mr. Harrison’s success in those proceedings; however on February 3, 2013 the Company and Mr. Harrison settled the legal proceedings with Mr. Harrison’s former employer, providing the Company with partial recovery (U.S. $9 million) of the amounts in the dispute. The Company may receive repayment in other circumstances in the event of certain breaches by Mr. Harrison of his obligations under an employment agreement with the Company. Mr. Harrison was also granted stock options and DSUs upon commencing employment that had a grant date fair value of $12 million (Note 25).

In addition, the Company agreed to indemnify Mr. Harrison for certain other amounts, to a maximum of $3 million plus legal fees, but as a result of the settlement of the aforementioned legal proceedings, such indemnity is no longer applicable. Accordingly, no amount was accrued at December 31, 2012.

The Company also recorded a charge of $4 million in the second quarter of 2012 with respect to a retirement allowance for Mr. Green.

On February 5, 2013, as part of its long-term succession plan, the Company appointed Mr. Keith Creel as President and Chief Operating Officer. In connection with this appointment, Mr. Harrison’s title changed to Chief Executive Officer.